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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2004
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                            METHODE ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                      0-2816                      36-2090085
State of Other           Commission File Number           I.R.S. Employer
Jurisdiction of                                         Identification Number
 Incorporation

                7401 West Wilson Avenue, Chicago, Illinois 60706
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (708) 867-6777

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.  Financial Statements and Exhibits

(c)   Exhibits

      99.1     Methode Electronics, Inc. Press Release issued on March 4, 2004.


ITEM 12. Results of Operations and Financial Condition

      On March 4, 2004, Methode Electronics, Inc. announced its third quarter fiscal year 2004 results for the quarter ended January 31, 2004.






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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       METHODE ELECTRONICS, INC.


    Date: March 4, 2004                By:   /s/   Douglas A. Koman
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                                             Douglas A. Koman
                                             Vice President, Corporate Finance